Supplement dated December 16, 2024
to the Prospectus and Summary Prospectus, each as supplemented (as applicable), of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Partners Small Cap Growth Fund	5/1/2024
Effective December 16, 2024 (the Effective Date), Scout Investments, Inc. (Scout) no longer serves as a subadviser to the Fund. Accordingly, as of the Effective Date, the changes described in this Supplement are hereby made to the Fund’s Prospectus and Summary Prospectus.
The first two paragraphs under the heading “Principal Investment Strategies” in the “Summary of the Fund” section of the Fund's Prospectus and Summary Prospectus is hereby revised as follows:
Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in the equity securities of small-capitalization companies. Small-capitalization companies are defined as those companies with a market capitalization, at the time of purchase, of up to $2.5 billion, or that fall within the range of the Russell 2000® Growth Index (the Index). The market capitalization range of the companies included within the Index was $12.5 million to $17.3 billion as of November 30, 2024. The market capitalization range and composition of companies in the Index are subject to change. The Fund may at times emphasize one or more sectors in selecting its investments, including the health care, industrials and information technology sectors.
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), the Fund’s investment manager, pursues the Fund’s investment objective by allocating a portion of the Fund’s assets, or sleeve, to a subadviser that employs an active investment strategy, and by directly managing a sleeve that seeks to track the Index. Columbia Management intend, in the future, to hire one or more additional subadvisers for the Fund.
The rest of the section remains the same.
The information under the heading “Principal Risks” in the “Summary of the Fund” section of the Fund's Prospectus and Summary Prospectus is hereby revised to add the following:
Active Management Risk. Due to the Subadviser’s active management, the Fund could underperform its benchmark index and/or  other funds with similar investment objectives and/or strategies.
Frequent Trading Risk. The portfolio managers may actively and/or frequently trade investments in the Fund's portfolio to carry out its investment strategies, including in connection with an addition to, or change in, the Fund’s subadvisers. Frequent trading can mean higher brokerage and other transaction costs, which could reduce the Fund's return and/or accelerate the realization of taxable capital gains. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Passive Investment Risk. The Investment Manager's sleeve of the Fund is not actively managed and may be affected by a general decline in the value of the Index. The Investment Manager's sleeve is comprised of securities or instruments included in, or believed by the portfolio managers to be representative of, the Index regardless of their investment merits. The Investment Manager does not seek temporary defensive positions in its sleeve when markets decline or appear overvalued.
The rest of the section remains the same.
The information under the heading “Fund Management” in the “Summary of the Fund” section of the Fund's Prospectus and Summary Prospectus is hereby revised to remove the information on Scout as a subadviser and add the following:
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Management	Title	Role with Fund	Managed Fund Since

Christopher Lo, CFA	Senior Portfolio Manager	Lead Portfolio Manager	December 2024
Henry Hom, CFA	Senior Portfolio Manager	Portfolio Manager	December 2024
The rest of the section remains the same.
The information under the heading “Principal Investment Strategies” in the “More Information About the Fund” section of the Fund's Prospectus is hereby revised as follows:
Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in the equity securities of small-capitalization companies. Small-capitalization companies are defined as those companies with a market capitalization, at the time of purchase, of up to $2.5 billion, or that fall within the range of the Russell 2000® Growth Index (the Index). The market capitalization range of the companies included within the Index was $12.5 million to $17.3 billion as of November 30, 2024. The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the
SUP7057-0003_(12/24)

companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. The Fund may continue to hold a security as part of its 80% policy even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index. The Fund may at times emphasize one or more sectors in selecting its investments, including the health care, industrials and information technology sectors.
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) pursues the Fund's investment objective by allocating a portion of the Fund's assets, or a sleeve, to a subadviser that employs an active management strategy and by directly managing a sleeve of the Fund that seeks to track the Index. Columbia Management is also responsible for the oversight of, including the monitoring of risk management parameters for, the Subadviser. The Fund’s Subadviser is Allspring Global Investments, LLC (Allspring). Columbia Management, subject to the oversight of the Fund’s Board of Trustees, determines the allocation of the Fund’s assets to each sleeve (including the sleeve it manages, as well as the sleeve managed by Allspring), and may change the allocations at any time. Columbia Management and the Subadviser act independently of each other and use their own methodologies for selecting investments. Columbia Management intend, in the future, to hire one or more additional subadvisers for the Fund.
Columbia Management
The Investment Manager’s ability to track the Index is affected by, among other things, transaction costs and other expenses (which the Index does not incur), changes in the composition of the Index, changes in the number of shares issued by the companies represented in the Index, and by the timing and amount of Fund shareholder purchases and redemptions. The Investment Manager may sell a stock when the stock’s percentage weighting in the index is reduced, when the stock is removed from the Index, if the timing of cash flows in and out of the Fund requires it to sell a security, corporate actions have affected the issuer (such as corporate reorganizations, mergers or acquisitions) or for other reasons.
Allspring Sleeve
Allspring seeks small-capitalization companies that are in the emerging phase of their life cycle. The investment team believes earnings and revenue growth relative to consensus expectations are critical factors in determining stock price movements. Thus, their investment process focuses on identifying companies with robust and sustainable growth in revenue and earnings that are underappreciated by the market. To find that growth, the investment team uses bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business models have sufficient profit potential. The team forecasts revenue and earnings growth along with other key financial metrics to assess investment potential. They then combine that company-specific analysis with their assessment of what the market is discounting for growth to form a buy/sell decision about a particular stock. They seek to capitalize on investment opportunities where a sizable gap exists between market consensus and their expectation for a company’s growth prospects. The team may invest in any sector and, at times, they may emphasize one or more particular sectors. In addition, the investment process is built on a foundation of continuous risk management and a strict sell discipline. The investment team sells a company’s securities when they see signs that can cause a company’s growth prospects to deteriorate, as this often leads to lower valuation potential. They may also sell or trim a position when they need to raise money to fund the purchase of a better investment opportunity or when valuation has extended beyond their expectations.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change. Additionally, shareholders will be given 60 days' advance written notice of a change to the Fund's investment objective if such a change is made in connection with the SEC rule governing fund names.
The information under the heading “Principal Risks” in the “More Information About the Fund" section is hereby revised to add the following:
Active Management Risk. Allspring’s sleeve of the Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or  other funds with similar investment objectives and/or strategies.
Frequent Trading Risk. The portfolio managers may actively and/or frequently trade investments in the Fund's portfolio to carry out its investment strategies, including in connection with an addition to, or change in, the Fund’s subadvisers. Frequent trading can mean higher brokerage and other transaction costs, which could reduce the Fund's return and/or accelerate the realization of taxable capital gains. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Passive Investment Risk. The Investment Manager's sleeve of the Fund is not actively managed and may be affected by a decline in the value of the Index. The Investment Manager's sleeve is comprised of securities or instruments included in, or believed by the portfolio managers to be representative of, the Index regardless of their investment merits. The Investment Manager does not seek temporary defensive positions in its sleeve when markets decline or appear overvalued.
The rest of the section remains the same.
The information under the subsection "Effect of Fee Waivers and/or Expense Reimbursements on Past Performance" in the "More Information About the Fund" section is hereby revised to add the following:
2
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In addition, the Investment Manager has agreed to waive a portion of its advisory fee with respect to the sleeve of assets it directly manages equal to the excess of the fees that would have been paid to the former subadviser with respect to that sleeve over an annual rate of 19 basis points. This waiver is expected to remain in effect for as long as the Investment Manager directly manages that sleeve.
The sixth paragraph under the subsection "The Investment Manager" in the "More Information About the Fund" section is hereby revised to remove the information on Scout as a subadviser.
The information under the subsection "Subadvisers" in the "More Information About the Fund" section is hereby revised to remove the information on Scout as a subadviser.
The information under the subsection "Portfolio Managers" in the "More Information About the Fund" section is hereby revised to remove the information on Scout as a subadviser and add the following:
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Management	Title	Role with Fund	Managed Fund Since

Christopher Lo, CFA	Senior Portfolio Manager	Lead Portfolio Manager	December 2024
Henry Hom, CFA	Senior Portfolio Manager	Portfolio Manager	December 2024
Dr. Lo joined one of the Columbia Management legacy firms or acquired business lines in 1998. Dr. Lo began his investment career in 1998 and earned a B.S. and M.E. from Rensselaer Polytechnic Institute, an M.B.A. from the Stern School of Business at New York University and a doctoral degree in professional studies (DPS) from Pace University, with a concentration in finance and international economics.
Mr. Hom joined the Investment Manager in 2007. Mr. Hom began his investment career in 2007 and earned a B.A. in economics from Boston University.
The rest of each section remains the same.
Shareholders should retain this Supplement for future reference.

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